UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2024

Liberty Global Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-35961	98-1750381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
(Address of Principal Executive Office)

+1.303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common shares	LBTYA	Nasdaq Global Select Market
Class B common shares	LBTYB	Nasdaq Global Select Market
Class C common shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Statement

On November 8, 2024, Liberty Global Ltd. (“Liberty Global”) completed the previously announced spin-off (the “Spin-off”) of its former wholly owned subsidiary Sunrise Communications AG (“Sunrise”), following a series of transactions that resulted in the transfer to Sunrise of Liberty Global’s Swiss telecommunications operations.

The Spin-off was accomplished by the distribution to: (i) holders of Liberty Global Class A and Class C common shares of one Sunrise Class A common share (namenaktien), par value CHF 0.10 per share (“Sunrise Class A Common Shares”), in the form of one Sunrise Class A American depositary share (“Sunrise Class A ADSs”), for every five Liberty Global Class A or Class C common shares owned by such holders, and (ii) holders of Liberty Global Class B common shares of two Sunrise Class B shares with privileged voting rights (stimmrechtsaktien), par value CHF 0.01 per share (“Sunrise Class B Shares”), in the form of two Sunrise Class B American depositary shares (“Sunrise Class B ADSs” and together with the Sunrise Class A ADSs, the “Sunrise ADSs”), for each Liberty Global Class B common share owned by such holders. As a result of the Spin-off, Sunrise is an independent, publicly traded company and Liberty Global continues to own (in whole or in part) and operate its businesses in Belgium, Ireland, Slovakia, the United Kingdom and the Netherlands.

The Registrant reported the closing of the Spin-off under Item 2.01 of its Current Report on Form 8-K, dated November 8, 2024 (File No. 001-35961) (the “November 8-K”), and undertook therein to file the pro forma financial information required by Item 9.01(b) of Form 8-K (the “Pro Forma Financial Information”) in connection with the closing of the Spin-off, by amendment to the November 8-K not later than four business days after the earliest event reported in the November 8-K.

The Pro Forma Financial Information is being filed herewith under Item 9.01 of this Current Report on Form 8-K/A (Amendment No. 1). Except as described above, all other information in the November 8-K remains unchanged.

Item 8.01 Other Events

In connection with the completion of the Spin-off, Allen Overy Shearman Sterling US LLP delivered to Liberty Global an opinion as to certain United States federal income tax matters. The opinion was substantially in the form previously filed as Exhibit 8.1 to the registration statement on Form F-4 related to the Spin-off, which was initially filed by Sunrise with the Securities and Exchange Commission on August 26, 2024 and declared effective on September 20, 2024. A copy of this opinion is filed herewith as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information, and the related notes thereto, of Liberty Global, as of and for the nine months ended September 30, 2024 and for the years ended December 31, 2023, 2022 and 2021, respectively, are incorporated herein by reference to Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)     Exhibits

Exhibit No.	Exhibit Name

99.1*	Press release dated November 8, 2024

99.2**	Opinion of Allen Overy Shearman Sterling US LLP

99.3**
Unaudited pro forma condensed consolidated financial information, and the related notes thereto, of Liberty Global, as of and for the nine months ended September 30, 2024 and for the years ended December 31, 2023, 2022 and 2021, respectively

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*     Furnished with the Registrant's Form 8-K dated November 8, 2024
**     Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL LTD.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: November 15, 2024